                            AFBA 5Star Balanced Fund
                             AFBA 5Star Equity Fund
                           AFBA 5Star High Yield Fund
                           AFBA 5Star USA Global Fund

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                    (each a series of AFBA 5Star Fund, Inc.)

                          Supplement dated June 19, 2001
                                      to
                           Prospectus dated June 1, 2001

This supplement provides new information and replaces any contrary information contained in the Prospectus dated June 1, 2001 for the Class A, Class B and
Class C Shares of the AFBA 5Star Fund.  It should be retained and read in conjunction with the Prospectus.

The Class B Shares and Class C Shares of each AFBA 5Star Fund are not being offered for sale as of the date of this Prospectus.  The Prospectus will be supplemented when one or more of these Classes commences operations.

                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A12-PS6/19

AFBA 5Star Fund
PROSPECTUS DATED JUNE 1, 2001

Class A Shares Class B Shares Class C Shares
Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated June 1, 2001
AFBA 5Star Fund, Inc

MANAGER: AFBA 5STAR INVESTMENT MANAGEMENT COMPANY SUB-ADVISER: KORNITZER CAPITAL MANAGEMENT, INC. DISTRIBUTED BY: PFPC DISTRIBUTORS, INC.
Table of Contents

                                                               Page

Information About the Funds
Investment Objectives and Principal Investment Strategies      1
Principal Risk Factors                                         2
Past Performance                                               3
Fees and Expenses                                              5
Manager and Sub-Adviser                                        9

Information  About Investing
Selecting the Correct Class of Shares                         10
How to Purchase Shares                                        13
How to Redeem Shares                                          13
Shareholder Services                                          14
How Share Price is Determined                                 14
Distributions and Taxes                                       14
Additional Policies About Transactions                        15
Distribution and Service Arrangements                         16
Conducting Business with AFBA 5Star Fund, Inc.                17

Investment Objectives and Principal Investment Strategies

The investment objectives and the manner in which the AFBA 5Star Funds will pursue their objectives are as follows:

* AFBA 5Star Balanced Fund - seeks long-term capital growth and high current income by investing in common stocks, convertible bonds and convertible preferred stocks and corporate fixed income securities, many of which can be high-yielding, high risk securities.
* AFBA 5Star Equity Fund - seeks long-term capital growth by investing at least 80% of its assets in common stocks of large capitalization companies most of which are listed on the New York Stock Exchange.

Market Capitalization:
How much a company is considered
to be worth. It equals the number of
outstanding shares times the share
price. Larger capitalization
companies are those in excess of
$1 billion while smaller
capitalization companies are
valued under that figure.

* AFBA 5Star High Yield Fund - seeks high current income with long-term capital growth as a secondary objective by investing at least 80% of its assets in high yielding, high risk fixed income securities.

* AFBA 5Star USA Global Fund - seeks long-term capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or income from global sales and operations. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries.

Each Fund's principal investment strategies used are described below:

* AFBA 5Star Balanced Fund invests in a combination of common stocks, high yield, high risk corporate bonds and high yield, high risk convertible securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Usually, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in fixed-income securities.

* AFBA 5Star Equity Fund invests in companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

* AFBA 5Star High Yield Fund uses extensive fundamental research to identify potential fixed income investment opportunities among higher risk, higher yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

* AFBA 5Star USA Global Fund identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; 3) rigorous valuation analysis; and, 4) the issuer must have substantial international operations.

Temporary Investments - The Funds intend to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality short-term debt obligations or other defensive investments for temporary investment purposes. During these times, a Fund may not achieve its investment objective. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

The objectives and policies described above determine how the Funds are managed and may only be changed with the approval of the corresponding Fund's shareholders.

Principal Risk Factors
Market Risks - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except AFBA 5Star High Yield) are

Default risk: The possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.
normally invested in equity securities, the value of these Funds will go up and down. For example, with any mutual fund, there is a risk that you could lose money by investing in the Funds.
Each Fund's success depends largely on the sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in "favor."

Fixed Income Risks - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than higher-rated bonds.

International Risks - International investing poses additional risks such as currency fluctuation and political instability. However, AFBA 5Star USA Global Fund limits these risks by investing only in U.S. companies with securities. traded in the U.S. and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders.

Past Performance

The performance information shown below provides an indication of the risks of investing in the Funds. The bar charts on the following page show the total returns generated by the respective Fund for each calendar year. The tables on the right show how each Fund's average annual returns for certain periods compare with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A Fund's past performance is not necessarily an indication of how a Fund will perform in the future.

The performance information is based on the performance of each Fund's original class which is not offered in this Prospectus. Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class A, B and C shares will differ from each other and those of the original class only to the extent that the classes have different expenses (including Rule 12b-1 fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns would be less than those shown.

AFBA 5Star Balanced Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of March 31, 2001 = (0.98%)
Best Quarter Ended March 31, 2000 = 9.97%

Worst Quarter Ended September 30, 1998 = (11.86%)

Average Annual Total Return as of December 31, 20002

	1 Year	Annualized Total Return Since Inception 1
Class A	5.68%	6.16%
Class B	6.43%	6.69%
Class C	10.18%	7.22%
S&P 500 Index [3]	(9.10%)	14.68%
S&P 500 Index and Merrill Lynch Bond Fund Weighted Average [4]	1.61%	9.97%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

3 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

4 The second performance figure shown for comparison purposes is a weighted average made up of equal parts of the S&P 500 Index and the Merrill Lynch Bond Fund Index.

AFBA 5Star Equity Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of March 31, 2001 = (9.97%)
Best Quarter Ended December 31, 1998 = 16.47%

Worst Quarter Ended September 30, 1998 = (16.37%)

Average Annual Total Return as of December 31, 20002

	1 Year	Annualized Total Return Since Inception 1
Class A	14.68%	12.67%
Class B	15.43%	13.12%
Class C	19.18%	13.58%
S&P 500 Index[3]	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

3 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

AFBA 5Star High Yield Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of March 31, 2001 = 13.49%
Best Quarter Ended March 31, 2001 = 7.18%
Worst Quarter Ended September 30, 1998 = (6.27%)

Average Annual Total Return as of December 31, 20002

	1 Year	Annualized Total Return Since Inception 1
Class A	4.07%	2.01%
Class B	3.82%	2.40%
Class C	6.74%	2.62%
Lipper High Yield Fund Index	(8.31%)	1.04%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

AFBA 5Star USA Global Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of March 31, 2001 = (19.34%)
Best Quarter Ended December 31, 1999 = 19.48%

Worst Quarter Ended March 31, 2001 = (13.89%)

Average Annual Total Return as of December 31, 20002

	1 Year	Annualized Total Return Since Inception 1
Class A	3.23%	12.91%
Class B	3.98%	13.37%
Class C	7.73%	13.82%
S&P 500 Index[3]	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The average annual total return figures are based on the historical performance of the Fund's original class of shares, but have been recalculated to show the effect of any applicable front-end or deferred sales charges (but not Rule 12b-1 fees).

3 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on your and your financial adviser's current expectations for your investment in a Fund.

AFBA 5Star Balanced Fund AFBA 5Star Equity Fund AFBA 5Star USA Global Fund

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B (a)	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.50% (b)	None	None
Maximum Deferred Sales Charge (Load)	None (c)	4.75% (d)	1.00% (e)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (f)	None	None	None
Exchange Fee	None	None	None

(a) Class B shares convert to Class A shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the AFBA 5Star Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) A CDSC will be charged on redemptions of Class B shares as follows: 4.75% during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth year and fifth year; 1.25% during the sixth year; and 0.50% during the seventh year. Class B shares automatically convert into Class A shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(e) Class C shares are subject to a 1.00% CDSC only if they are redeemed within the first 18 months after purchase.

(f) If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

AFBA 5Star High Yield Fund

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B (a)	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	3.75% (b)	None	None
Maximum Deferred Sales Charge (Load)	None (c)	4.00% (d)	1.00% (e)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (f)	None	None	None
Exchange Fee	None	None	None

(a) Class B shares convert to Class A shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the AFBA 5Star Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(d) A CDSC will be charged on redemptions of Class B shares as follows: 4.00% during the first year; 3.00% during the second year and third year; 2.00% during the fourth year, fifth year and sixth year; and 1.00% during the seventh year. Class B shares automatically convert into Class A shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(e) Class C shares are subject to a 1.00% CDSC only if they are redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

AFBA 5Star Balanced Fund
	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.35%	2.10%	2.10%

AFBA 5Star Equity Fund
	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.34%	2.09%	2.09%

AFBA 5Star High Yield Fund
	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%

AFBA 5Star USA Global Fund
	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.32%	2.07%	2.07%

Fee Examples

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFBA 5Star Balanced Fund
	1 Year	3 Years	5 Years	10 Years
Class A1	$680	$954	$1,249	$2,085
Class B (assuming no redemption)	$213	$658	$1,129	$2,431
Class B (assuming complete redemption at the end of the period)[2]	$678	$983	$1,354	$2,431
Class C (assuming no redemption)	$213	$658	$1,129	$2,431
Class C (assuming complete redemption at end of period)[2]	$311	$658	$1,129	$2,431

1 Assumes deduction at time of purchase of maximum sales charge.

2 Assumes deduction at redemption of maximum deferred sales charge.

AFBA 5Star Equity Fund
	1 Year	3 Years	5 Years	10 Years
Class A1	$679	$951	$1,244	$2,074
Class B (assuming no redemption)	$212	$655	$1,124	$2,421
Class B (assuming complete redemption at the end of the period)[2]	$677	$980	$1,349	$2,421
Class C (assuming no redemption)	$212	$655	$1,124	$2,421
Class C (assuming complete redemption at end of period)[2]	$310	$655	$1,124	$2,421

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

AFBA 5Star High Yield Fund
	1 Year	3 Years	5 Years	10 Years
Class A1	$504	$778	$1,071	$1,906
Class B (assuming no redemption)	$222	$685	$1,175	$2,524
Class B (assuming complete redemption at the end of the period)[2]	$613	$985	$1,375	$2,524
Class C (assuming no redemption)	$222	$685	$1,175	$2,524
Class C (assuming complete redemption at end of period)[2]	$320	$685	$1,175	$2,524

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

AFBA 5Star USA Global Fund
	1 Year	3 Years	5 Years	10 Years
Class A1	$677	$945	$1,234	$2,053
Class B (assuming no redemption)	$210	$649	$1,114	$2,400
Class B (assuming complete redemption at the end of the period)[2]	$675	$974	$1,339	$2,400
Class C (assuming no redemption)	$210	$649	$1,114	$2,400
Class C (assuming complete redemption at end of period)[2]	$308	$649	$1,114	$2,400

1 Assumes deduction at time of purchase of maximum sales charge.
2 Assumes deduction at redemption of maximum deferred sales charge.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

Manager and Sub-Adviser

AFBA 5Star Investment Management Company (the "Manager") a corporation organized under the laws of the Commonwealth of Virginia, acts as the Fund's investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which currently have approximately $115 million in total assets. The Manager is a wholly-owned subsidiary of 5Star Financial Company and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so has its services, which now include banking products, mutual funds, health insurance and financial services. Lt. General C.C. Blanton, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the AFBA 5Star Fund, Inc.

The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. Kornitzer Capital Management, Inc. is an independent investment advisory firm founded in 1989. Its experienced investment analysis and research staff serves a broad variety of individual, corporate and other institutional clients. The AFBA 5Star Funds are managed by a team of four individuals. John Kornitzer has over 29 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding Kornitzer Capital Management, Inc. in 1989. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with 17 years of research and management experience. He holds a B.S. in Business Administration from Kansas State University. Mr. Gasaway is the lead manager for the AFBA 5Star Balanced Fund and the AFBA 5Star High-Yield Fund. Tom Laming joined KCM in 1993 and is an experienced aerospace engineer and research analyst. He holds a B.S. in Physics from the University of Kansas, an M.S. in Aeronautics and Astronautics from MIT, and an MBA from Indiana University. Mr. Laming is the lead manager for the AFBA 5Star USA Global Fund and the AFBA 5Star Equity Fund. Bob Male is a Chartered Financial Analyst with more than 10 years of investment research experience. Prior to joining KCM in 1997, Bob was an investment manager with USAA, San Antonio, TX, since 1992. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University.
For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets.
AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. Kornitzer Capital Management is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

Selecting the Correct Class of Shares
Class A Shares Front End Sales Load
  This prospectus offers Class A, Class B and Class C shares of each Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase and an ongoing shareholder service fee of 0.25% of average net assets. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reduction and Waivers." Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back-end load") when they are redeemed. There are no front-end loads imposed on reinvested dividends or other distributors. Class A shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $500.
Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may by used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.
AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star USA Global Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
$50,000 and less	5.50%	5.82%
$50,000 up to $150,000	4.50%	4.71%
$150,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1,000,000	2.00%	2.04%
Over $1,000,000	0.00%	0.00%

AFBA 5Star High Yield Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
$50,000 and less	3.75%	3.90%
$50,000 up to $150,000	3.00%	3.09%
$150,000 up to $250,000	2.25%	2.30%
$250,000 up to $500,000	1.50%	1.52%
$500,000 up to $1,000,000	1.00%	1.01%
Over $1,000,000	0.00%	0.00%
Class B Shares Back End Sales Load Class C Shares Pay As You Go CDSC or "Contingent Deferred Sales Charge"

If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the seventh year after purchase, Class B shares will automatically convert into Class A shares of the respective Fund, which are not subject to the Rule 12b-1 distribution fee of 0.75%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. There is no CDSC imposed on Class B shares purchased through reinvestment of dividends and other distributions and such shares will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $500.

If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years of Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $500.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions.

* Class B Shares

AFBA 5Star Balanced Fund AFBA 5Star Equity Fund AFBA 5Star USA Global Fund

Years After Purchase 1st year 2nd year 3rd year 4th year 5th year 6th year 7th year After the 7th year	CDSC on Shares Being Redeemed 4.75% 4.25% 3.25% 2.25% 2.25% 1.25% 0.50% None

AFBA 5Star High Yield Fund

Years After Purchase 1st year 2nd year 3rd year 4th year 5th year 6th year 7th year After the 7th year	CDSC on Shares Being Redeemed 4.00% 3.00% 3.00% 2.00% 2.00% 2.00% 1.00% None
Sales Charge Reductions and Waivers

Class B shares will be automatically converted to Class A shares at the end of the seventh year after purchase.

* Class C Shares

If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of all classes of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

  Accumulation privilege - lets you add the value of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.
  Letter of intent - lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

  Payments through certain systematic retirement plans and other employee benefit plans
  Qualifying distributions from qualified retirement plans and other employee benefit plans
  Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2.
  Participation in certain fee-based programs
To use any of these waivers, contact your financial consultant.

Net Asset Value Purchases. Class A shares may be sold at net asset value, with only a minimum initial investment, to:

  Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;
  Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;
  Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;
  "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;
  Current or retired trustees, officers and employees of AFBA 5Star Fund, Inc., the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;
  Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and
  Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where a Fund has not incurred any sales expense

.

How to Purchase Shares

How to Buy Shares (see chart on pages 17 -18 for details) By phone, mail or wire Through Automatic Monthly Investments
Minimum Initial Investment	Class A	Class B	Class C
Regular Account	$500	$500	$500
Account With Automatic Monthly Investment Plan	$100	$100	$100
IRA and Uniform Transfer (Gift) to Minors Accounts	$250	$250	$250

Minimum Additional Investment	Class A	Class B	Class C
By Mail	$100	$100	$100
By Telephone (ACH)	$100	$100	$100
By Wire	$500	$500	$500
Account With Automatic Monthly Investment Plan	$050	$050	$050

You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

How to Redeem Shares

You may withdraw from your account at any time in the following amounts:

  any amount for redemptions requested by mail, phone or telegraph
  $1,000 or more for redemptions wired to your account ($10 fee)
  $50 or more for redemptions by a systematic redemption plan (there may be a fee)
  $100 or more for redemptions by automatic monthly exchange to another fund
  $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account

Shareholder Services

The following services are also available to Class A, Class B and Class C shareholders. Please call your financial consultant or the Fund at 1-800-243-9865.

  Uniform Transfers (Gifts) to Minors accounts
  Accounts for corporations or partnerships
  Sub-Accounting Services for Keogh, tax qualified retirement plans, and others
  Prototype Retirement Plans for the self-employed, partnerships and corporations
  Traditional IRA accounts
  Roth IRA accounts
  Simplified Employee Pensions (SEPs)
  Savings Incentive Match Plan for Employees (SIMPLE Plan)

How Share Price is Determined

Shares of each Fund are purchased or redeemed at its net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) on days when the Funds are open for business (generally the same days that the New York Stock Exchange is open for trading). The Funds are generally closed on weekends, national holidays and Good Friday.

Each security owned by a Fund that is listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, each Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

Distributions and Taxes

The AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund pay distributions from net investment income quarterly, usually in March, June, September and December. The AFBA 5Star Equity Fund and the AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Tax Considerations - In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.
When you sell your shares of a Fund, you may have a capital gain or loss. An exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

Backup Withholding - By law, the Funds must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Funds to do so.
Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Additional Policies About Transactions

We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

Purchases - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting into cash, and will bear market exposure until such conversion.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Market Timers - The Funds may refuse to sell shares to market timers. You will be considered a market timer if you (i) request a redemption of Fund shares within two weeks of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Signature Guarantees - The Funds require a medallion signature guarantee on any redemption over $10,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations, Trusts and Other Entities - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another Fund - You must meet the minimum investment requirement of the AFBA 5Star Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy.

Telephone Services - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

Distribution and Service Arrangements
How Can Your
Financial Consultant
Help You?

Rule 12b-1 Fees: 12b-1 fees,
charged by some funds, are
deducted from fund assets to
pay for marketing and advertising
expenses or, more commonly,
to compensate sales professionals
for selling fund shares.

The Distributor, PFPC Distributors, Inc., manages the Funds' distribution efforts and enters into agreements with financial consultants to sell fund shares.

Your financial consultant is familiar with the Funds and with Kornitzer Capital Management. He or she can answer any questions you may have now, or in the future, about how each Fund operates, which class of shares is most appropriate for you and how the Kornitzer investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

Each Fund has a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the distributor or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the fund's board of directors. Pursuant to the Rule, the Board has adopted separate distribution plans for the Class B and Class C shares. Under the Distribution Plans, the Funds will pay distribution fees to the distributor at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to its Class B and Class C shares.
Each Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge.

Shareholder Service Fees

The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% for Class A, Class B and Class C shares of a Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

Conducting Business with the AFBA 5Star Funds

BY PHONE	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT

1-888-578-2733

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another AFBA 5Star Fund by exchange ($500 minimum).
The names and registrations on the accounts must be identical.

You may make investments ($100 minimum) by
telephone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.

BY MAIL

Initial Purchases and all Redemptions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406

Overnight Address for All Transactions:
AFBA 5Star Funds
c/o PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406

Subsequent Purchases:
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406
	Complete and sign the application which accompanies this Prospectus. Your initial investment must meet the minimum amount. Make your check payable to AFBA 5Star Fund, Inc.	Make your check ($100 minimum) payable to AFBA 5Star Fund, Inc. and mail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).

BY WIRE

Boston Safe Deposit & Trust ABA #011001234 Credit: "Name of specific AFBA 5Star Fund" DDA: 021458 FBO: "Shareholder name and new account number"
Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or payment of your redemption proceeds will be delayed.

THROUGH AUTOMATIC TRANSACTION PLANS

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.	Not applicable.
Automatic Monthly Investment:
You may authorize automatic monthly investments in a constant dollar amount ($ 50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

HOW TO SELL SHARES	HOW TO EXCHANGE SHARES

You may redeem shares by telephone ($10,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call 1-888-578- 2733 for instructions and the appropriate form.

You may exchange shares ($100 minimum or the initial minimum fund requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in open account for 15 days or more.

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.	In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the AFBA 5Star Money Market or the AFBA 5Star Fund, into which the amount is being transferred.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If we receive your written request before 4:00 P.M. (Eastern Time) we will normally wire funds the following business day.If we receive your written request after 4:00 P.M. (Eastern Time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

Systematic Redemption Plan:
Not applicable. Monthly Exchanges:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period.
A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.	You may authorize monthly exchanges from your account ($50 minimum) to another AFBA 5Star Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.